Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environemental Liabilities (Environmental Liabilities) (Details) (USD $)
In Millions, unless otherwise specified
	Dec. 31, 2013	Dec. 31, 2012
Environmental Remediation Obligations [Abstract]
Current	$ 47	$ 46
Non-current	356	166
Total environmental liabilities	$ 403	$ 212